UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2018

Independence Contract Drilling, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36590	37-1653648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 North Galayda Street

Houston, Texas 77086

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 598-1230

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events

On July 18, 2018, Independence Contract Drilling, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of July 18, 2018 (the “Merger Agreement”), by and among the Company, Patriot Saratoga Merger Sub, LLC (“Merger Sub”), and Sidewinder Drilling LLC (“Sidewinder” or “Successor”). Pursuant to the Merger Agreement, the Company will acquire Sidewinder in a transaction in which Merger Sub will merge with and into Sidewinder, with Sidewinder surviving as a wholly owned subsidiary of the Company (the “Merger”). A copy of the Merger Agreement is filed in the Company’s Current Report on Form 8-K filed on July 19, 2018.

In connection with the Merger, the Company is filing (i) the pro forma financial statements filed as Exhibit 99.1, (ii) certain unaudited financial statements of Sidewinder as Exhibit 99.2 and (iii) certain audited historical financial statements of Sidewinder and, for periods prior to February 15, 2017, its predecessor, Sidewinder Drilling Inc. (“Predecessor”) as Exhibit 99.3.

Cautionary Statement Regarding Forward Looking Statements

This Form 8-K may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may,” “could” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees or assurances of future performance. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved on any particular timetable. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining actual future results and financial condition. The general factors that could cause actual results and financial condition to differ materially from those expressed or implied include, without limitation, the following: (a) the ability of the parties to consummate the Merger at all; (b) the satisfaction or waiver of the conditions precedent to the consummation of the proposed Merger, including, without limitation, the receipt of the Company’s stockholder approval of the share issuance and regulatory approvals (including approvals, authorizations and clearance by antitrust authorities necessary to complete such proposed Merger) on the terms desired or anticipated; (c) risks relating to the value of the shares of the Company’s common stock to be issued in such proposed Merger; (d) disruptions of the Company’s and Sidewinder’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed Merger, including, without limitation, the ability of the combined company to hire and retain any personnel; (e) the ability of the Company to successfully integrate the companies’ operations and employees, and to realize anticipated synergies from the Merger; (f) legal proceedings that may be instituted against the Company and Sidewinder following announcement of such proposed Merger; and (g) conditions affecting the Company’s industry generally and other factors listed in annual, quarterly and periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”), whether or not related to such proposed Merger.

The Company assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures the Company makes in its filings with the SEC.

No Offer or Solicitation

The information in this Form 8-K is for informational purposes only and is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

The proposed transaction involving the Company and Sidewinder will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement for the Company’s stockholders to be filed with the SEC, and the Company will mail the proxy statement to its stockholders and the Company will file other documents regarding the proposed transaction with the SEC. This information in this Form 8-K is not intended to be, and is not, a substitute for such filings or for any other document that the Company may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by going to its investor relations page on its corporate web site at www.icdrilling.com.

Participants in Solicitation

The Company and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 11, 2018. The proxy statement is available free of charge from the sources indicated above, and from the Company by going to its investor relations page on its corporate web site at www.icdrilling.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials the Company files with the SEC in connection with the Merger.

Item 9.01	Financial Statements and Exhibits

(a)

Financial statements

•	Audited financial statements of Sidewinder Drilling LLC as of December 31, 2016 (Predecessor) and 2017 (Successor), and for each of the years ended December 31, 2015 and 2016 (Predecessor), the period from January 1, 2017 through February 15, 2017 (Predecessor), and the period from February 15, 2017 through December 31, 2017 (Successor) is included as Exhibit 99.3 hereto.

•	Unaudited financial statements of Sidewinder Drilling LLC comprised of the balance sheet as of December 31, 2017 and March 31, 2018 (Successor), the related statements of operations for the three months ended March 31, 2018 (Successor), and the period from February 15, 2017 to March 31, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor) is included as Exhibit 99.2 hereto.

(b)

Pro forma financial information.

The following unaudited pro forma financial information of the Company, giving effect to the Merger and the related financing transactions, is included as Exhibit 99.1 hereto:

•	Unaudited pro forma balance sheet as of March 31, 2018

•	Unaudited pro forma statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017

•	Notes to the unaudited pro forma financial statements

(d)

Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP, independent accounting firm

23.2	Consent of Ernst & Young LLP, independent auditor

99.1	Unaudited pro forma financial information.

99.2	Unaudited financial statements of Sidewinder Drilling LLC comprised of the balance sheet as of December 31, 2017 and March 31, 2018 (Successor), the related statements of operations for the three months ended March 31, 2018 (Successor), and the period from February 15, 2017 to March 31, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor).

99.3	Audited financial statements of Sidewinder Drilling LLC as of December 31, 2016 (Predecessor) and 2017 (Successor), and for each of the years ended December 31, 2015 and 2016 (Predecessor), for the period from January 1, 2017 through February 15, 2017 (Predecessor), and for the period February 15, 2017 through December 31, 2017 (Successor).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2018	INDEPENDENCE CONTRACT DRILLING, INC.

	By:	/s/ Philip A. Choyce
		Name:	Philip A. Choyce
		Title:	Executive Vice President & Chief Financial Officer